Exhibit 10.4

TERMINATION

OF THE

MANAGEMENT AND MONITORING AGREEMENT LETTER

This TERMINATION OF MANAGEMENT AND MONITORING AGREEMENT LETTER (this “Termination”) is entered into as of November 13, 2013, by and among Norcraft Holdings, L.P. (“Holdings”), Norcraft Companies, L.P. (together with Holdings, the “Companies”), Apax Partners, L.P., as successor in interest to Saunders, Karp & Megrue, LLC (“Apax”), and Trimaran Fund Management, L.L.C. (with Apax, the “Managing Parties”).

RECITALS

WHEREAS, the Companies and the Managing Parties entered into that certain Management and Monitoring Agreement Letter, dated October 21, 2003 (the “Management Agreement”);

WHEREAS, in connection with the reorganization of the Companies (the “Reorganization”) and the initial public offering of the common stock, par value $0.01 per share, of Norcraft Companies, Inc., a Delaware corporation and indirect parent of the Companies (the “IPO” and together with the Reorganization, the “Transaction”), the Companies and the Managing Parties agree that all of the Companies’ payment obligations of the Management Agreement will be discharged in full; and

WHEREAS, pursuant to the Agreement, the Companies and the Managing Parties have agreed to terminate the Management Agreement on the terms set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements contained herein, the parties agree as follows:

TERMINATION

1.	Automatic Termination. The parties acknowledge and agree that the Management Agreement is terminated automatically upon the closing of the Reorganization and IPO.

2.	No Outstanding Payments. The parties acknowledge and agree that, all accrued and unpaid payment obligations of the Companies to the Management Parties have been duly satisfied, and there are no amounts payable by the Companies to the Management Parties pursuant to the Management Agreement following closing of the Transaction.

[The remainder of this page is intentionally left blank. Signatures immediately follow.]

IN WITNESS WHEREOF, each of the parties has caused this Termination to be executed on its behalf as an instrument under seal as of the date first above written by its officer or representative thereunto duly authorized.

COMPANIES:

NORCRAFT COMPANIES, L.P.

By:	/s/ Mark Buller
Name:	Mark Buller
Title:	Chief Executive Officer and President

NORCRAFT HOLDINGS, L.P.

By:	/s/ Mark Buller
Name:	Mark Buller
Title:	Chief Executive Officer and President

[Signature Page to Termination of Management Agreement]

MANAGEMENT PARTIES:

APAX PARTNERS, L.P., as successor in interest to
SAUNDERS, KARP & MEGRUE, LLC

By:	/s/ Robert Marsden
Name:	Robert Marsden
Title:	Chief Financial Officer

[Signature Page to Termination of Management Agreement]

TRIMARAN FUND MANAGEMENT, LLC

By:	/s/ Michael G. Maselli
Name:	Michael G. Maselli
Title:	Managing Director

[Signature Page to Termination of Management Agreement]